EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James J. Truchard, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of National Instruments Corporation on Form 10-Q for the fiscal quarter ended September  30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of National Instruments Corporation.

By: /s/ James J. Truchard
James J. Truchard
Chief Executive Officer
Date: October 31, 2016

I, Alex M. Davern, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of National Instruments Corporation on Form 10-Q for the fiscal quarter ended September  30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of National Instruments Corporation.

By: /s/ Alex M. Davern
Alex M. Davern
Chief Financial Officer
Date: October 31, 2016